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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ito-Yokado Co., Ltd., ( "Ito-Yokado") on Form 20-F for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Toshifumi Suzuki, Chairman, Representative Director and Chief Executive Officer of Ito-Yokado, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ito-Yokado.

                                               ITO-YOKADO CO., LTD

                                           By: /s/ Toshifumi Suzuki
                                               ---------------------------------
                                               Toshifumi Suzuki
                                               Chairman, Representative Director
                                               and Chief Executive Officer

Date: August 22, 2003

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